[GRAPHIC OMITTED]SBC Communications Inc.

                                                         EXECUTIVE HEALTH PLAN
                                  (Formerly the SUPPLEMENTAL HEALTH PLAN prior to September 1, 2001)

                                                                                                            Effective:  January 1, 1987
                                                                                                   Revisions Effective: April, 14, 2003

i

                                                         EXECUTIVE HEALTH PLAN

                                                           TABLE OF CONTENTS

      Section                  Subject                                                  Page
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                                                                   i

                                                               EXECUTIVE
                                                              HEALTH PLAN

1.       Purpose.  The Executive Health Plan ("Plan") provides Eligible Employees and their eligible dependents with supplemental
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medical, dental and vision benefits.

2.       Definitions.  For purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the
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context clearly indicates otherwise:

         Chairman.  "Chairman" shall mean the Chairman of the Board of SBC Communications Inc.
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         Committee.  "Committee" shall mean the Human Resources Committee of the Board of SBC Communications Inc.
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         Disability.  "Disability" shall have the meaning assigned to such term in the SBC company sponsored group disability benefit
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         plan under which the participant is eligible to receive benefits.

         Eligible Employee.  "Eligible Employee" shall mean an Officer who is designated by the Chairman as eligible to participate
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         in the Plan.
         Notwithstanding the foregoing, the Chairman may, from time to time, exclude any Employee or group of Employees from being deemed an "Eligible Employee"
         under this Plan.

         Employer.  "Employer" shall mean SBC Communications Inc. or any of its Subsidiaries.
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         Officer.  "Officer" shall mean an individual who is designated as an officer of SBC or of any SBC subsidiary for
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         compensation purposes on SBC's records.

         Retirement. .  "Retirement" shall mean the termination of an Eligible Employee's employment with SBC or any of its
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         subsidiaries, for reasons other than death, on or after the earlier of the following dates:  (1) the date a participant has attained age 55, and, for an individual who becomes a participant on or after January 1, 2002, has five (5) years of service, or (2) the date the Eligible Employee has attained one of the following combinations of age and service at termination of employment on or after April 1, 1997, except as otherwise indicated below:

              Net Credited Service               Age
              --------------------               ---
              10 years or more                   65 or older
              20 years or more                   55 or older
              25 years or more                   50 or older
              30 years or more                   Any age

         With respect to an Eligible Employee who is granted an EMP Service Pension under and pursuant to the provisions of the SBC
         Pension Benefit Plan - Nonbargained Program ("SBCPBP") upon termination of Employment, the term "Retirement" shall include such Eligible Employee's termination of employment.

         Subsidiary.  "Subsidiary"  shall mean any corporation,  partnership,  venture or other entity in which SBC holds,  directly or
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         indirectly,  a 50%  or  greater  ownership  interest.  The  Committee  may,  at  its  sole  discretion,  designate  any  other corporation,  partnership,  venture  or  other  entity  a  Subsidiary  for  the  purpose  of  participating  in  this  Plan.
         Notwithstanding  anything  herein to the  contrary,  Cingular  Wireless  LLC and its  subsidiaries  shall not be  considered a
         Subsidiary under this Plan.

         Termination Under EPR.  In determining whether an Eligible Employee's termination of employment under the Enhanced Pension
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         and Retirement Program ("EPR") is a Retirement for purposes of this Plan, five years shall be added to each of age and net credited service ("NCS").  If with such additional age and years of service, (1) an Eligible Employee upon such termination of employment under EPR is Retirement Eligible according to the SBC Supplemental Retirement Income Plan ("SRIP") or (2) the
         Eligible Employee upon such termination of employment under EPR has attained one of the following combinations of age and service,

                  Actual NCS + 5 Years               Actual Age + 5 Years
                  --------------------               --------------------
                  10 years or more                   65 or older
                  20 years or more                   55 or older
                  25 years or more                   50 or older
                  30 years or more                   Any age

         then such termination of employment shall be a Retirement for all purposes under this Plan and the Eligible Employee shall be entitled to the treatment under this Plan afforded in the case of a termination of employment which is a Retirement.

         SBC.  "SBC" shall mean SBC Communications Inc.
         ---

3.       Eligibility.  Each Eligible Employee shall be eligible to participate in this Plan along with his or her eligible
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dependents. Eligible dependents are those covered under the Eligible Employee's SBC company's basic managed care medical, dental, and vision care plans ("Basic Plans").

Provisions of this Plan will continue in effect during Retirement for each Eligible Employee who became an Eligible Employee on or after January 1, 1987 but before January 1, 1999.  Dependent coverage will also continue during the Retirement period for an Eligible
Employee who became an Eligible Employee on or after January 1, 1987 but before January 1, 1999.  An Eligible Employee who becomes an
Eligible Employee after December 31, 1998 shall not be eligible hereunder for coverage during Retirement.

Eligible Employees as of October 1, 1998 must elect to continue coverage effective January 1, 1999 by December 31, 1998.  An Eligible
Employee who becomes an Eligible Employee after October 1, 1998 shall have 90 days after becoming an Eligible Employee to elect coverage under this Plan.  Coverage will remain in effect as long as the applicable contribution is paid by the Eligible Employee.
However, once an Eligible Employee terminates coverage he or she may not reinstate such coverage.

With respect to Eligible Employees who are receiving short term or long term disability benefits under an SBC company sponsored group disability benefit plan, coverage under this Plan will be as follows:
     -   the Employee will be eligible for coverage under this Plan for as long as he/she receives short term or long term disability benefits.
     -   An individual who became an Eligible Employee on or after January 1, 1999, will no longer be eligible for benefits under this Plan once long term disability benefits are discontinued, unless the Eligible Employee is otherwise eligible for continued benefits under this Plan.
     -   An Employee who became an Eligible Employee before January 1, 1999, will be eligible for coverage under this Plan as follows:
     -   If the individual is Retirement eligible at the time long term disability benefits commence, he/she will be eligible for coverage under this Plan until death, on the same terms and conditions that coverage would be available to such Eligible
         Employee in Retirement, regardless of his/her continued receipt of long term disability benefits.
     -   If the individual is not Retirement eligible at the time long term disability benefits commence, he/she will be eligible for coverage under this Plan for as long as coverage is maintained under the applicable SBC company sponsored group medical plan.
     -   If an Eligible Employee terminates employment after short term disability benefits are discontinued, or if the Employee returns to active employment, eligibility for benefits under the Plan will be provided in accordance with Plan terms.

4.          Coverage. Subject to the limitations in this Section, this Plan provides 100% coverage of all medical, dental and
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         vision services not covered by the Eligible Employee's Basic Plans provided such expenses for such services would qualify as deductible medical expenses for federal income tax purposes, whether deducted or not.  Group health plan premiums and contributions are not considered "services", and are therefore not covered under this Plan.  Notwithstanding any other provision of the Plan to the contrary, an employee who first becomes an Eligible Employee mid-year and who is enrolled in
         SBC sponsored medical plans other than his or her company's Basic Plans (e.g., HMO) will be allowed to participate in the
         Plan for the remainder of the calendar year along with his or her dependents who are enrolled in such other SBC sponsored
         Plans, as if he or she was participating in his or her company's Basic Plans.  Thereafter, to participate in the Plan, the
         Eligible Employee, as well as his or her dependents for whom coverage is desired under this Plan, must be enrolled in the
         Basic Plans to have coverage hereunder.  Expenses incurred by any Eligible Employee or any of his or her eligible dependents under this Plan shall not exceed $50,000 per year per individual.  Effective January 1, 1998, expenses incurred by any
         Eligible Employee and his or her eligible dependents under this Plan shall not exceed $100,000 total per Plan year (i.e.,
         January 1 through December 31). Expenses covered by the Basic Plans will not be included in these limits.

         Claims will be applied against the various health plans in the following order:

              (1)     Medicare if participant is eligible for same,
              (2)     Group Health Plans,
              (3)     CarePlus if elected and applicable,
              (4)     Long Term Care Plan if elected and applicable,
              (5)     this Plan.

        (b)      Substitute Basic Coverage.  Notwithstanding any other provision of this Plan to the contrary, if upon Retirement, an
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         Eligible Employee is eligible for coverage under this Plan during Retirement, but not eligible for coverage under the Basic
         Plans, this Plan shall provide all medical, dental and vision expenses as if such Eligible Employee had been eligible for
         Non-Network coverage under the Basic Plans (hereinafter, "Substitute Basic Coverage").  Such Substitute Basic Coverage shall be subject to the same terms and conditions, including monthly retiree contributions, copays, etc. (if any), as would be applicable to the Eligible Employees and dependents if provided under the Basic Plans and shall constitute such Eligible
         Employee's Basic Plans for all purposes under this Plan.  The costs of Substitute Basic Coverage (except for any monthly contributions, copays, etc.) shall be borne by SBC and shall not be included in the determination of any Eligible Employee's annual Plan contribution amount as provided in Section 5.

5.       Costs.  Except as provided below in this Section, costs and expenses incurred in the operation and administration of this
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Plan will be borne by SBC; and each subsidiary will be required to reimburse SBC for applicable costs and expenses attributable to
Eligible Employees employed by it:

o        Effective January 1, 1999, an Eligible Employee electing coverage under the Plan will pay for coverage under the Plan while in active service or while receiving short term or long term disability benefits under an SBC company sponsored group disability benefit plan.  Such Eligible Employee's annual contribution amount will be equal to 10% of SBC's actual costs per Eligible
         Employee for the prior Plan year.

o        Effective with respect to a retirement or discontinuation of the payment of long term disability benefits under an SBC company sponsored group disability benefit plan occurring on or after January 1, 1999, an Eligible Employee who became an
         Eligible Employee before January 1, 1999 and who elects retirement coverage under the Plan will pay for coverage under the Plan during retirement or after the discontinuation of the payment of such long term disability benefits.  Such Eligible Employee's annual contribution amount during this period will be equal to a percentage of SBC's actual costs per Eligible Employee for the prior Plan year according to the following:

         The contribution percentage to be used shall be the lower of the Annual Contribution Percentage determined using each Eligible
         Employee's Age or Years Until Retirement as of December 31, 1997:
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                                        Annual                                                Annual Contribution
                                     Contribution                Years Until Retirement            Percentage
              Age                     Percentage        OR
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if age 55 or older                        10%                 if retirement eligible                  10%
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if age 50 or older but less               25%                 if not retirement eligible      10% plus 5% for each
than 55                                                                                        whole year* until
                                                                                             retirement eligibility
                                                                                              (not to exceed 50%)
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if less than age 50                       50%
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*in the event an Eligible Employee is less than one whole year from retirement eligibility, the Annual Contribution Percentage shall be determined as if one whole year from retirement eligibility

o        Effective January 1, 2003, an Eligible Employee, who retired prior to January, 1, 1999 will pay a contribution for coverage under the Plan equal to 10% of SBC's actual costs per Eligible Employee for the prior Plan year.

Coverage will remain in effect as long as the applicable contribution is paid by the Retiree.  However, once a Retiree terminates coverage he or she may not reinstate such coverage.

6.       Non-Competition.  Notwithstanding any other provision of this Plan, no coverage shall be provided under this Plan with
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respect to any Eligible Employee who shall, without the written consent of SBC, and while employed by SBC or any subsidiary thereof, or within three (3) years after termination of employment from SBC or any subsidiary thereof, engage in competition with SBC or any subsidiary thereof or with any business with which a subsidiary of SBC or an affiliated company has a substantial interest
(collectively referred to herein as "Employer business").  For purposes of this Plan, engaging in competition with any Employer business shall mean engaging by Eligible Employee in any business or activity in the same geographical market where the same or substantially similar business or activity is being carried on as an Employer business.  Such term shall not include owning a nonsubstantial publicly traded interest as a shareholder in a business that competes with an Employer business.  However, engaging in competition with an Employer business shall include representing or providing consulting services to, or being an employee of, any person or entity that is engaged in competition with any Employer business or that takes a position adverse to any Employer business.  Accordingly, coverage shall not be provided under this Plan if, within the time period and without the written consent specified, Eligible Employee either engages directly in competitive activity or in any capacity in any location becomes employed by, associated with, or renders service to any company, or parent or affiliate thereof, or any subsidiary of any of them, if any of them is engaged in competition with an Employer business, regardless of the position or duties the Eligible Employee takes and regardless of whether or not the employing company, or the company that Eligible Employee becomes associated with or renders service to, is itself engaged in direct competition with an Employer business.

7.       Administration.  Subject to the terms of the Plan, the Chairman shall establish such rules as are deemed necessary for the
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proper administration of the Plan. SBC will compute a "gross-up" allowance which will be paid to an Eligible Employee to offset income tax liabilities incurred as a result of receiving benefits under this Plan.

8.       Amendments and Termination.  This Plan may be modified or terminated at any time in accordance with the provisions of SBC's
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Schedule of Authorizations.

9.       Privacy Provisions Relating to Protected Health Information.  The Plan and its Business Associates (collectively referred to
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in this Section 5.6 as a "HIPAA Plan") shall use and disclose PHI to the extent permitted by, and in accordance with, HIPAA.
Specifically, each HIPAA Plan will use and disclose PHI for Treatment, Payment and Health Care Operations.

        (a).Definitions.  For purposes of this Section 9, the  following  defined  terms shall have the meaning  assigned to such
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         terms in this subsection:

            (1)      "Business  Associate" shall mean an outside entity or person that performs  administrative or other functions on behalf of the
            Plan;

            (2)      "Health Care Operations" shall mean activities that involve,  but are not limited to, quality assessment and improvement,  the assessment of health care professionals,  disease  management,  case management,  legal services,  benefits fraud and abuse  investigations,  and business  planning and development  (including  cost-management  and planning  analyses).
            Health Care Operations also include,  but are not limited to, general health care plan administrative  functions such as management activities relating to compliance with HIPAA's  administrative  simplification  requirements,  customer service  involving  the provision of data  analysis for the Plan Sponsor of the HIPAA Plan and other  entities  whose employees  participate in the HIPAA Plan,  resolution of internal grievances and due diligence in connection with the sale or transfer of assets to a potential  successor in interest if the potential  successor is a covered entity,  or will become a covered entity, under HIPAA;

            (3)      "HIPAA" shall mean the Health Insurance Portability and Accountability Act of 1996 as amended from time to time.

            (4)      "Payment"  shall mean any activities  performed that involve making  coverage  determinations  and payment.  These  activities include,  but are not limited  to,  billing,  reviews  for medical  necessity,  claims  management,  coordination  of
            benefits,   adjudication  of  health  benefits  claims  (including  appeals  and  other  payment-related   disputes),
            subrogation,  plan reimbursement,  investigations of potential fraud, determining employee contributions,  reviews of appropriateness of care, preauthorizations and utilization reviews;

            (5)      "Protected Health  Information" or "PHI" shall mean  individually  identifiable  information  created or retained by the HIPAA
            Plan  beginning on or after April 14, 2003 which pertains to a person's  past,  present or future  physical or mental health,  the health care the person is receiving or has received in the past and all past, present or future Payments for the person's health care;

            (6)      "Treatment"  means the provision,  coordination  or management of health care and related  services by one or more health care providers.  This category includes, but is not limited to, consultations and referrals between health care providers, the  coordination  or  management  of health care by a health care  provider with a third party and the referral of a patient for health care from one health care provider to another.

        (b) Disclosure of  De-Identified  or Summary Health  Information.  The HIPAA Plan, or, with respect to the HIPAA
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        Plan, a health insurance  issuer,  may disclose  de-identified or summary health  information to the Plan Sponsor of the HIPAA
        Plan (and its affiliates) if such entity requests the de-identified or summary health information for the purpose of:

            (1)      Obtaining premium bids from health plans for providing health insurance coverage under the HIPAA Plan;

            (2)      Modifying, amending or terminating the group health benefits under the HIPAA Plan;

            In  addition,  the HIPAA Plan or a health  insurance  insurer with respect to the HIPAA Plan may disclose to the Plan
            Sponsor of the HIPAA Plan (or its  affiliates)  information  on whether an individual is  participating  in the group health benefits  provided by the HIPAA Plan or is enrolled in, or has ceased enrollment with health insurance offered by the HIPAA Plan.

        (c) The HIPAA Plan Will Use and Disclose PHI as Required by Law or as  Permitted  by the  Authorization  of the
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        Participant  or  Beneficiary.  Upon  submission  of an  authorization  signed by a  participant,  beneficiary,  subscriber  or
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        personal  representative  that  meets  HIPAA  requirements,  the HIPAA  Plan will  disclose  PHI to a Company  (or  affiliate)
        sponsored  pension  plan,  long term care  plan,  disability  plan or other  benefit  plan  sponsored  by the  Company  (or an affiliate)  with a need to access this PHI for purposes  related to such benefit plan's  administration.  Authorizations  will also be honored  when  provided  to the HIPAA Plan with  respect  to job  accommodation  requests,  Family  Medical  Leave Act requests, drug/substance abuse testing, fitness for duty exams and workers compensation claims.

            In  addition,  PHI will be  disclosed  to the extent  permitted  or required by law,  without  the  submission  of an authorization form.

         (d)      Disclosure of PHI to the Plan Sponsor.  The HIPAA Plan will  disclose  information  to the Plan Sponsor only
                  -------------------------------------
         upon  certification  from the Plan  Sponsor that the HIPAA Plan  documents  have been amended to  incorporate  the  assurances provided below.

             The Plan Sponsor agrees to:

             (1)      not use or further disclose PHI other than as permitted or required by the HIPAA Plan document or as required by law;

             (2)      ensure that any  affiliates  or agents,  including a  subcontractor,  to whom the Plan Sponsor  provides PHI received from the
             HIPAA Plan, agrees to the same restrictions and conditions that apply to the Plan Sponsor with respect to such PHI;

             (3)      not use or disclose PHI for  employment-related  actions and decisions  unless  authorized  by the  individual to whom the PHI relates;

             (4)      not use or disclose PHI in connection  with any other benefits or employee  benefit plan of the Plan Sponsor or its affiliates unless permitted by the Plan or authorized by an individual to whom the PHI relates;

             (5)      report to the Plan any PHI use or  disclosure  that is  inconsistent  with the uses or  disclosures  provided  for of which it becomes aware;

             (6)      make PHI available to an individual in accordance with HIPAA's access rules;

             (7)      make PHI available for amendment and incorporate any amendments to PHI in accordance with HIPAA;

             (8)      make available the information required to provide an accounting of disclosures;

             (9)      make internal  practices,  books and records  relating to the use and disclosure of PHI received from the HIPAA Plan available to the  Secretary of the United  States  Department of Health and Human  Resources  for purposes of  determining  the
             Plan's compliance with HIPAA; and

             (10)     if feasible,  return or destroy all PHI received  from the HIPAA Plan that the Plan Sponsor still  maintains in any form,  and retain no copies of such PHI when no longer  needed for the  purpose for which  disclosure  was made (or if return or destruction  is not  feasible,  limit  further  uses and  disclosures  to those  purposes  that  make the  return  or destruction infeasible.)

         (e)      Separation  Between the Plan Sponsor and the HIPAA Plan. In accordance with HIPAA,  only the following  employees and Business
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         Associate personnel shall be given access to PHI:

             (1)      employees of the SBC Benefits  and/or SBC Executive  Compensation  organizations  responsible for  administering  group health plan benefits  under the HIPAA Plan,  including  those  employees  whose  functions in the regular course of business include Payment, Health Care Operations or other matters pertaining to the health care programs under a HIPAA Plan;

             (2)      employees who supervise the work of the employees described in a, above;

             (3)      support personnel,  including other employees outside of the SBC Benefits or SBC Executive  Compensation  organizations  whose duties require them to rule on health plan-related appeals or perform functions concerning the HIPAA Plan;

             (4)      investigatory personnel to the limited extent that such PHI is necessary to conduct investigations of possible fraud;

             (5)      outside and in-house legal counsel providing counsel to the HIPAA Plan;

             (6)      consultants providing advice concerning the administration of the HIPAA Plan; and

             (7)      the employees of Business Associates charged with providing services to the HIPAA Plan.

             The persons  identified  above  shall have access to and use PHI to the extent that such access and use is  necessary for the  administration  of group health  benefits  under a HIPAA Plan. If these persons do not comply with this Plan document,  the Plan Sponsor shall provide a mechanism for resolving issues of noncompliance,  including  disciplinary sanctions.

                                                               EXECUTIVE
                                                              HEALTH PLAN
                                                       ADMINISTRATIVE GUIDELINES

                                                           TABLE OF CONTENTS

Section           Subject                                                               Page
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Approved:

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Chairman & Chief Executive Officer                         Date

                                                               EXECUTIVE
                                                              HEALTH PLAN
                                                       ADMINISTRATIVE GUIDELINES

1.       General.  The purpose of these guidelines is to list the procedures to be followed in administering the Executive Health
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Plan ("EHP").

The Senior Vice President - Human Resources will establish internal procedures and group insurance policies with health carrier(s) as appropriate to carry out the provisions of the Plan.

2.       Coverage Considerations.
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Eligible Employees:
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Coverage is provided only for an Eligible Employee covered by a subsidiary's basic medical plan ("basic plan"), except as otherwise provided for in Section 4 of the Plan.

Coverage continues during periods of disability and during retirement in certain circumstances as described in the Plan.  Coverage during such periods shall be the same as provided to active Eligible Employees.

Coverage for a new Eligible Employee is effective the first day of the month in which the employee is declared to be eligible to participate in the Plan by the Chairman.

Coverage will cease on the last day of the month in which one of the following conditions exist:

         (a)      Eligible Employee is no longer a participant in the Basic Plan

         (b)      termination of Eligible Employee from active service for reasons other than disability or the retirement of an
                  Eligible Employee who became an Eligible Employee before January 1, 1999

         (c)      death of Eligible Employee (unless surviving dependents continue coverage under basic plan)

         (d)      demotion of Eligible Employee so as to no longer be eligible to participate in the Plan

         (e)      transfer to a subsidiary that will not bear expenses for the Eligible Employee to participate in the Plan

         (f)      Eligible Employee engages in competitive activity

         (g)      discontinuance of the Plan by SBC or a subsidiary

Dependents:
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Coverage is provided for dependents of a covered Eligible Employee if the dependents are covered by the basic plan.

If coverage for a dependent ceases under the basic plan, coverage under this Plan will cease with the same effective date.

If coverage for the Eligible Employee under this Plan ceases for any reason, dependent coverage will cease with the same effective date except where employee coverage ceases due to death of the Eligible Employee, the Plan will continue in effect for surviving dependents as long as the dependents are covered under the basic plan (through automatic coverage or through payment of basic premiums) and are paying any applicable premiums under this Plan.

3.       Enrollment.  Upon approval as an Eligible Employee, enrollment in the basic plan and payment of any applicable premium under
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this Plan, the Eligible Employee and current dependents (provided they are also enrolled in the basic plan) shall be covered under the Plan.  The Executive Compensation Administration (ECA) contact will forward a portfolio to the Eligible Employee including the following:

    -    Blank claim forms (5 to 10 copies)

    -    Blue return envelopes (5 to 10)

    -    Filing instructions

    -    I. D. Cards with Eligible Employee's name imprinted (for use for Eligible Employee, spouse, and eligible dependents)

As a matter of convenience for the Eligible Employee, the ECA contact will advise the appropriate payroll office regarding the enrollment and withholding of basic coverage premiums for dependents who are not already enrolled in the basic plan.  The Eligible
Employee must authorize and make premium payments under the basic plan in order for such dependents to obtain coverage under the
EHP.  There is no additional premium to be paid for EHP coverage for the dependent.  Withholding of dependent basic premiums for retired Eligible Employees, where applicable, shall be handled in the same manner as other withholding arrangements for retired executives.

Each month, the ECA contact will provide the EHP carrier and subsidiary benefit administration groups with a list of Eligible
Employees currently enrolled in the Plan.  The ECA contact will provide updated dependent information to the carrier whenever new or revised Dependent Enrollment Forms are received from Eligible Employees.

4.       Eligible Charges.  Charges for medical care services will be eligible for reimbursement under this Plan if such charges are
         ----------------
deductible as medical expenses under the Internal Revenue Code.  Group health plan premiums and contributions are not considered
"services", and are therefore not covered under this Plan.  In general, medical expenses are defined to include any amounts paid for the diagnosis, cure, mitigation, treatment or prevention of disease or for the purpose of affecting any structure or function of the body, and transportation for and essential to medical care.  Amounts paid for illegal operations or treatments are not eligible medical expenses.  In addition, expenses incurred which are merely beneficial to the general health of an individual are also not considered eligible medical expenses unless they are for the primary purpose of curing a particular disease or ailment and prescribed by a doctor.

Eligible Employees are encouraged to use basic plan cost management features, including pre-certification, continued stay, second surgical opinion and designation of Primary Care Physician.  Use of these features is optional for Eligible Employees.

5.       Annual Limits.  The annual limits for charges which will be paid under the Plan are specified in the Plan.  Expenses
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incurred under provisions of basic medical, dental and vision plans are not counted against the Plan's limits.  The Plan's limits apply to the following eligible charges:

         a)       Medical expenses not paid under a basic medical expense plan (deductibles, co-pay amounts, excluded charges, etc., but not premiums to enroll dependents in the basic plan); plus

         b)       Dental expenses not paid under basic dental plan (deductibles, co-pay amounts, excluded charges etc., but not premiums to enroll dependents in the basic plan); plus

         c)       All vision expenses not covered by basic vision plan, but not premiums to enroll dependents in the basic plan

When an Eligible Employee or dependent or the Eligible Employee's family exhausts annual coverage, the Eligible Employee will be notified by the carrier.

6.       Claims Processing.  Eligible Employees or their Providers (Doctors, Hospitals, etc.) should submit all basic medical, dental
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and vision plan and EHP claims to the EHP carrier (UnitedHealthcare).  In no case should claims be submitted for processing under the procedures of the basic medical, dental and vision plans. UnitedHealthcare will coordinate processing for both basic and EHP claims to reduce administrative efforts for Eligible Employees.  Retired Eligible Employees who are eligible for coverage under the Plan and who are eligible for Medicare should file with Medicare first.  See Medicare Section below.

To submit a claim, Eligible Employees or their Providers should use a claim form (see Attachment 1) and one of the blue envelopes provided in the enrollment portfolio.  Documentation of service provided should be attached to the claim form.  Additional forms and envelopes are available from the carrier.

The carrier will receive completed forms, verify participation and make payment to the Eligible Employee or to the Provider as appropriate.  The Explanation of Benefits statement will be forwarded to the Eligible Employee when payments are made.

Medical and Dental Claims.  The carrier will allocate claim charges to either basic medical or dental plan coverage, EHP coverage or
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non-covered charges.  The Eligible Employee or the Eligible Employee's Provider will be reimbursed for all charges except those not eligible under either a basic medical or dental plan or EHP.  The carrier will use the separation of charges between plans to produce reports and to track against annual limits.

Vision Claims.  The carrier will allocate claim charges to either basic vision plan coverage, EHP coverage or non-covered charges.
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The Eligible Employee or the Eligible Employee's Provider will be reimbursed for all charges except those not eligible under either a basic vision plan or EHP.  The carrier will use the separation of charges between plans to produce reports and to track against annual limits. Eligible Employees should not submit vision claims to carriers other than the EHP carrier.

Medicare.  Any retired Eligible Employee eligible for coverage under the Plan or his or her dependents any of whom are eligible for
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Medicare shall file claims with Medicare first.  Expenses not reimbursed by Medicare should then be filed with UnitedHealthcare using the Executive Health Plan Claim Form.

Coordination by Administrators.  The ECA contact will instruct claims administrators for basic plans (vision, dental, medical) to
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forward all Eligible Employee claims to the EHP carrier for processing.

Release of Information.  If requested by a Provider, it will be necessary for the Eligible Employee to sign a form to authorize the
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carrier to obtain additional information from a Provider.  In those cases, the carrier will forward an information release form directly to the Eligible Employee.

7.       I. D. Cards.  Each enrollment portfolio includes I.D. cards for the Eligible Employee and eligible spouse and dependents.
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The dependent's name will be shown on the dependent's card.

Additional cards can be obtained by contacting the ECA Group.

Each card will contain a carrier telephone number dedicated to the EHP.  This number is also on the claim forms.

8.       Prescriptions.  Participants in the EHP should use the Mail Service Prescription Drug Program or purchase prescriptions from
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a pharmacy, as appropriate.  The Eligible Employee should attach his/her receipt for any amount not covered by the basic Plan to a claim form, and forward to the carrier for full reimbursement.  Only prescription medicines are eligible for reimbursement.
Over-the-counter medicines (cold tablets, aspirin, etc.) and hygienic supplies (contact lens solution, eye drops, etc.) are not covered under the plan.

9.       Billing.  The carrier will issue insurance premium bills at the beginning of each quarter to the following SBC entities:
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      -  SBC ECA Group (for corporate staff Eligible Employees)

      -  Each subsidiary's Human Resources/Personal  Administration Group (for subsidiary Eligible Employees).

Quarterly payments are due to the carrier by the end of the first month in the quarter.

Bills will provide sufficient detail to show the following:

      -  Amounts above that allocated to basic medical, dental and vision plans

      -  EHP premiums

      -  Other EHP charges/credits

      -  SBC code

      -  State code

      -  Individual bills for each Eligible Employee as requested by the employing subsidiary

10.      Reports.  The carrier will issue quarterly reports to the SBC ECA contact.  These will include claim-to-premium
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reconciliation data for use in forecasting end-of-year true-ups and determining whether or not accruals will be required.

11.      Accruals.  If claim-to premium reconciliation data indicates claims are significantly exceeding premiums during a quarter,
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accruals should be considered during the year.  At the end of the year, an accrual is generally required unless a year-end true-up bill is not expected.

12.      Taxes.  If receipt of coverage/benefits under this Plan results in taxable income, an Eligible Employee's income will be
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grossed-up.